SUPPLEMENT Dated January 3, 2007 To The Prospectus Dated April 28, 2006 For Contracts Issued By ING Life Insurance and Annuity Company

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

Information about Directed Services, Inc.:

Directed Services, Inc. was converted to a limited liability company, redomiciled to Delaware, and reorganized as a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The firm is now known as Directed Services, LLC. Also, Directed Services, LLC has replaced ING Life Insurance and Annuity Company as investment adviser to the portfolios of the ING Partners, Inc. mutual fund.

Accordingly, all references to Directed Services, Inc. or to ING Life Insurance and Annuity Company as the investment adviser to each of the ING Partners, Inc. portfolios are changed accordingly.

141992 – ILIAC/AVA	1	1/3/07